INDEX                                                            EXHIBIT 3
 TO
 FINANCIAL STATEMENTS


 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma as of March 31, 1998

 Consolidated Statement of Income for the Twelve Months Ended
   March 31, 1998

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1998


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of March 31, 1998

 Statement of Income for the Twelve Months Ended March 31, 1998


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of March 31, 1998

 Statement of Income for the Twelve Months Ended March 31, 1998

 Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1998


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of March 31, 1998

 Statement of Income for the Twelve Months Ended March 31, 1998

 Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1998


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of March 31, 1998

 Statement of Income for the Twelve Months Ended March 31, 1998

 Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1998

 INDEX
 TO
 FINANCIAL STATEMENTS

 (CONTINUED)


 WEST TEXAS UTILITIES COMPANY

 Balance Sheets - Per Books and Pro Forma as of March 31, 1998

 Statement of Income for the Twelve Months Ended March 31, 1998

 Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1998


 CENTRAL AND SOUTH WEST SERVICES, INC.

 Balance Sheets - Per Books and Pro Forma as of March 31, 1998

 Statement of Income for the Twelve Months Ended March 31, 1998

 Statement of Retained Earnings for the Twelve Months Ended
   March 31, 1998


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS

 STATEMENT OF CHANGES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                 $5,831               $5,831
     Transmission                                1,570                1,570
     Distribution                                4,566                4,566
     General                                     1,402                1,402
     Construction work in progress                 179                  179
     Nuclear fuel                                  197                  197
   Other Diversified                               264                  264
                                             -------------------------------
                                                14,009               14,009
   Less - Accumulated depreciation               5,399                5,399
                                             -------------------------------
                                                 8,610                8,610
                                             -------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments              93                   93
   Accounts receivable                             831                  831
   Materials and supplies, at average cost         167                  167
   Electric fuel inventory                          70                   70
   Under-recovered fuel costs                       32                   32
   Prepayments and other                            75                   75
                                             -------------------------------
                                                 1,268                1,268
                                             -------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                            502                  502
   Mirror CWIP asset - net                         282                  282
   Other non-utility investments                   338                  338
   Securities available for sale                    98                   98
   Income tax related regulatory assets, net       323                  323
   Goodwill                                      1,451                1,451
   Other                                           516                  516
                                             -------------------------------
                                                 3,510                3,510
                                             -------------------------------

                                               $13,388        $0    $13,388
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,300,000 shares    $743                 $743
     Paid-in capital                             1,040                1,040
     Retained earnings                           1,718                1,718
     Accumulated other comprhensive income          35                   35
                                             -------------------------------
     Total Common Stock Equity                   3,536                3,536
                                             -------------------------------

   Preferred stock
     Not subject to mandatory redemption           176                  176
     Subject to mandatory redemption                26                   26
   Certain Subsidiary-obligated, mandatorily
     redeemable preferred securities of
     subsidiary trusts holding solely
     Junior Subordinated Debentures of such
     Subsidiaries                                  335                  335
   Long-term debt                                3,883                3,883
                                             -------------------------------
     Total Capitalization                        7,956                7,956
                                             -------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                       29                   29
   Short-term debt                                 911                  911
   Short-term debt - CSW Credit                    556                  556
    Loan Notes                                      58                   58
   Accounts payable                                474                  474
   Accrued taxes                                   177                  177
   Accrued interest                                106                  106
   Other                                           173                  173
                                             -------------------------------
                                                 2,484                2,484
                                             -------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes             2,434                2,434
   Investment tax credits                          275                  275
   Other                                           239                  239
                                             -------------------------------
                                                 2,948                2,948
                                             -------------------------------

                                               $13,388        $0    $13,388
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)



 OPERATING REVENUES                             $5,248
                                             ----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel                            1,152
   U.S. Electric purchased power                    84
   United Kingdom Cost of Sales                  1,308
   Other operating                                 925
   Maintenance                                     152
   Depreciation and amortization                   502
   Taxes, other than income                        193
   Income taxes                                    161
                                             ----------

                                                 4,477
                                             ----------

 OPERATING INCOME                                  771
                                             ----------
 OTHER INCOME AND DEDUCTIONS
   Other                                            40
   Non-operating income taxes                        1
                                             ----------
                                                    41
                                             ----------
 INCOME BEFORE INTEREST CHARGES                    812
                                             ----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                      331
   Distributions on trust preferred securities      24
   Interest on short-term debt and other            94
   Preferred stock dividends                        10
   Gain on reacquired preferred stock              (10)
                                             ----------
                                                   449
                                             ----------

 INCOME BEFORE EXTRAORDINARY ITEM                  363
                                             ----------

 EXTRAORDINARY ITEM - UK Windfall Profits Tax     (176)
                                             ----------
 NET INCOME FOR COMMON STOCK                      $187
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT MARCH 31, 1997            $1,896

 Add: Net income for common stock                  187
                                             ----------
                                                 2,083
                                             ----------
 Deduct: Common stock dividends                    369
         Retained earnings adjustment               (4)
                                             ----------
 RETAINED EARNINGS AT MARCH 31, 1998            $1,718
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                        $1                   $1
   Less - Accumulated depreciation                  (1)                  (1)
                                             -------------------------------
 NET PLANT                                           0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)           3,862                3,862
                                             -------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments             355                  355
   Accounts and interest receivable - Affiliated   257                  257
   Prepayments and other                             7                    7
                                             -------------------------------
                                                   619                  619
                                             -------------------------------
 DEFERRED CHARGES AND OTHER ASSETS                  22                   22
                                             -------------------------------
                                                $4,503        $0     $4,503
                                             ===============================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,300,000 shares    $743                 $743
   Paid-in capital                               1,040                1,040
   Retained earnings                             1,718                1,718
   Unrealized holding gains and losses              (4)                  (4)
                                             -------------------------------
      Total Common Stock Equity                  3,497                3,497
                                             -------------------------------

   Long-term debt                                    0                    0
                                             -------------------------------
     Total Capitalization                        3,497                3,497
                                             -------------------------------


 CURRENT LIABILITIES
   Short-term debt                                 911                  911
   Accounts payable and other                       34                   34
                                             -------------------------------
                                                   945                  945
                                             -------------------------------
 DEFERRED CREDITS                                   61                   61
                                             -------------------------------
                                                $4,503        $0     $4,503
                                             ===============================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                        $140
     Public Service Company of Oklahoma                       48
     Southwestern Electric Power Company                      96
     West Texas Utilities Company                             24
     SEEBOARD U.S.A.                                         (58)
     CSW Credit, Inc.                                         12
     CSW Energy, Inc.                                          5
     CSW Leasing, Inc.                                         1
     CSW International, Inc.                                  (7)
     CSW Communications, Inc.                                (12)
     Enershop Inc.                                            (3)
     CSW Energy Services, Inc.                                (2)
   Other Income                                               20
                                                       ----------
                                                             264
                                                       ----------

 EXPENSES AND TAXES

    General and administrative expenses                       44
    Depreciation and amortization expense                     --
    Interest expense                                          48
    Taxes, other than income                                   2
    Federal income taxes                                     (17)
                                                       ----------
                                                              77
                                                       ----------
 NET INCOME                                                 $187
                                                       ==========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
 Electric utility plant
   Production                                   $3,110               $3,110
   Transmission                                    521                  521
   Distribution                                  1,039                1,039
   General                                         299                  299
   Construction work in progress                    83                   83
   Nuclear fuel                                    197                  197
                                             -------------------------------
                                                 5,249                5,249
   Less - Accumulated depreciation
     and amortization                            1,944                1,944
                                             -------------------------------
                                                 3,305                3,305
                                             -------------------------------

 CURRENT ASSETS
   Cash                                              1                    1
   Accounts receivable                              52                   52
   Materials and supplies, at average cost          63                   63
   Fuel inventory                                   19                   19
   Under-recovered fuel costs                        1                    1
   Prepayments                                      (2)                  (2)
                                             -------------------------------
                                                   134                  134
                                             -------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred STP costs                              484                  484
   Mirror CWIP asset                               282                  282
   Income tax related regulatory assets, net       383                  383
   Nuclear decommissioning trust                    56                   56
   Other                                            96                   96
                                             -------------------------------
                                                 1,301                1,301
                                             -------------------------------
                                                $4,740        $0     $4,740
                                             ===============================

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)



                                                Per     Pro Forma    Pro
                                               Books    Adjustment  Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares      $169                 $169
    Paid-in capital                                405                  405
    Retained earnings                              805                  805
                                             -------------------------------
      Total common stock equity                  1,379                1,379


    Preferred stock
     Not subject to mandatory redemption           163                  163
   CPL-obligated, mandatorily redeemable
     preferred securities of subsidiary trusts
     holding solely Junior Subordinated
     Debentures of CPL                             150                  150
    Long-term debt                               1,304                1,304
                                             -------------------------------
      Total capitalization                       2,996                2,996
                                             -------------------------------


 CURRENT LIABILITIES
    Advances from affiliates                       193                  193
    Accounts payable                                89                   89
    Accrued taxes                                   12                   12
    Accumulated deferred income taxes               17                   17
    Accrued interest                                30                   30
    Refund due customers                             5                    5
    Other                                           14                   14
                                             -------------------------------
                                                   360                  360
                                             -------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes             1,229                1,229
    Investment tax credits                         141                  141
    Other                                           14                   14
                                             -------------------------------
                                                 1,384                1,384
                                             -------------------------------
                                                $4,740        $0     $4,740
                                             ===============================

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                     $1,336
                                             ----------

 OPERATING EXPENSES AND TAXES
   Fuel                                            391
   Purchased power                                  47
   Other operating                                 227
   Maintenance                                      58
   Depreciation and amortization                   175
   Taxes, other than income                         81
   Income taxes                                     89
                                             ----------
                                                 1,068
                                             ----------
 OPERATING INCOME                                  268
                                             ----------

 OTHER INCOME AND DEDUCTIONS
   Allowance for equity funds used during
     construction                                    1
   Other                                             6
   Non-operating income taxes                        4
                                             ----------
                                                    10
                                             ----------

 INCOME BEFORE INTEREST CHARGES                    278
                                             ----------
 INTEREST AND OTHER CHARGES
   Interest on long-term debt                      102
   Distributions on trust preferred securities      11
   Interest on short-term debt and other            22
   Allowance for borrowed funds used during
     construction                                   (2)
                                             ----------
                                                   133
                                             ----------

 NET INCOME                                        145

   Less: preferred stock dividends                   8
   Gain on reacquired preferred stock                3
                                             ----------
 NET INCOME FOR COMMON STOCK                      $140
                                             ==========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT MARCH 31, 1997              $839
 Add: Net income (loss) for common stock           140
                                             ----------
                                                   979
 Deduct: Common stock dividends                    174
                                             ----------
 RETAINED EARNINGS AT MARCH 31, 1998              $805
                                             ==========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                    $909                 $909
    Transmission                                   376                  376
    Distribution                                   828                  828
    General                                        203                  203
    Construction work in progress                   37                   37
                                             -------------------------------
                                                 2,353                2,353
    Less - Accumulated depreciation              1,049                1,049
                                             -------------------------------
                                                 1,304                1,304
                                             -------------------------------

 CURRENT ASSETS
    Cash                                             3                    3
    Accounts receivable                             40                   40
    Materials and supplies, at average cost         32                   32
    Fuel inventory                                  11                   11
    Accumulated deferred income taxes                1                    1
    Prepayments and other                            4                    4
                                             -------------------------------
                                                    91                   91
                                             -------------------------------
 DEFERRED CHARGES AND OTHER ASSETS                  54                   54
                                             -------------------------------
                                                $1,449        $0     $1,449
                                             ===============================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)


                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares                 $157                 $157
    Paid-in capital                                180                  180
    Retained earnings                              133                  133
                                             -------------------------------
      Total common stock equity                    470                  470


    Preferred stock                                  5                    5
    PSO-obligated, mandatorily redeemable
     preferred securities of subsidiary trusts
     holding solely Junior Subordinated
     Debentures of PSO                              75                   75
    Long-term debt                                 397                  397
                                             -------------------------------
      Total capitalization                         947                  947
                                             -------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months         25                   25
    Advances from affiliates                        32                   32
    Payables to affilliates                         18                   18
    Accounts payable                                38                   38
    Payables to customers                           19                   19
    Accrued taxes                                    4                    4
    Accrued interest                                11                   11
    Other                                            7                    7
                                             -------------------------------
                                                   154                  154
                                             -------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes               260                  260
    Investment tax credits                          41                   41
    Income tax related regulatory
      liabilities, net                              41                   41
    Other                                            6                    6
                                             -------------------------------
                                                   348                  348
                                             -------------------------------
                                                $1,449        $0     $1,449
                                             ===============================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                       $709
                                             ----------

 OPERATING EXPENSES AND TAXES
   Fuel                                            278
   Purchased power                                  53
   Other operating                                 135
   Maintenance                                      35
   Depreciation and amortization                    80
   Taxes, other than income                         28
   Income taxes                                     20
                                             ----------
                                                   629
                                             ----------
 OPERATING INCOME                                   80
                                             ----------

 OTHER INCOME AND DEDUCTIONS
    Allowance for equity funds used during
      construction                                   1
    Other                                           (1)
    Non-operating income                             2
                                             ----------
                                                     2
                                             ----------
 INCOME BEFORE INTEREST CHARGES                     82
                                             ----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       30
   Distributions on trust preferred securities       5
   Interest on short-term debt and other             5
   Allowance for borrowed funds used during
     construction                                   (1)
                                             ----------
                                                    39
                                             ----------

 NET INCOME                                         43

   Less: preferred stock dividends                  --
   Gain on reacquisition of preferred stock          4
                                             ----------
 NET INCOME FOR COMMON STOCK                       $47
                                             ==========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT MARCH 31, 1997              $154
 Add: Net income (loss) for common stock            47
                                             ----------
                                                   201
 Deduct: Common stock dividends                     68
                                             ----------
 RETAINED EARNINGS AT MARCH 31, 1998              $133
                                             ==========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                  $1,394               $1,394
    Transmission                                   463                  463
    Distribution                                   889                  889
    General                                        312                  312
    Construction work in progress                   41                   41
                                             -------------------------------
                                                 3,099                3,099
    Less - Accumulated depreciation              1,250                1,250
                                             -------------------------------
                                                 1,849                1,849
                                             -------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments              8                    8
    Accounts receivable                             70                   70
    Materials and supplies, at average costs        25                   25
    Fuel inventory                                  27                   27
    Under-recovered fuel costs                      12                   12
    Prepayments and other                           15                   15
                                             -------------------------------
                                                   157                  157
                                             -------------------------------
 DEFERRED CHARGES AND OTHER ASSETS                  75                   75
                                             -------------------------------
                                                $2,081        $0     $2,081
                                             ===============================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares     $136                 $136
    Paid-in capital                                245                  245
    Retained earnings                              326                  326
                                             -------------------------------
      Total common stock equity                    707                  707

    Preferred stock
      Not subject to mandatory redemption            5                    5
      Subject to mandatory redemption               26                   26
     SWEPCO-obligated, mandatorily redeemable
       preferred securities of subsidiary trusts
       holding solely Junior Subordinated
       Debentures of SWEPCO                        110                  110
    Long-term debt                                 547                  547
                                             -------------------------------
      Total capitalization                       1,395                1,395
                                             -------------------------------

 CURRENT LIABILITIES
    Long-term debt and preferred stock due
       within twelve months                          4                    4
    Advances from affiliates                        26                   26
    Accounts payable                                51                   51
    Payable to affiliates                           57                   57
    Customer deposits                               15                   15
    Accrued taxes                                   26                   26
   Accumulated deferred income taxes                 4                    4
    Accrued interest                                12                   12
    Other                                           11                   11
                                             -------------------------------
                                                   206                  206
                                             -------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes               395                  395
    Investment tax credits                          66                   66
    Income tax related regulatory liabilities, net   9                    9
    Other                                           10                   10
                                             -------------------------------
                                                   480                  480
                                             -------------------------------
                                                $2,081        $0     $2,081
                                             ===============================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                       $934
                                             ----------

 OPERATING EXPENSES AND TAXES
   Fuel                                            371
   Purchased power                                  27
   Other Operating                                 156
   Maintenance                                      45
   Depreciation and amortization                    97
   Taxes, other than income                         56
   Income taxes                                     40
                                             ----------
                                                   792
                                             ----------
 OPERATING INCOME                                  142
                                             ----------

 OTHER INCOME AND DEDUCTIONS
    Allowance for equity funds used during
       construction                                  2
    Other                                            2
    Non-operating income taxes                       2
                                             ----------
                                                     6
                                             ----------

 INCOME BEFORE INTEREST CHARGES                    148
                                             ----------
 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       40
   Distributions on trust preferred securities       8
   Interest on short-term debt and other             5
   Allowance for borrowed funds used during
      construction                                  (1)
                                             ----------
                                                    52
                                             ----------

 NET INCOME                                         96

   Less: preferred stock dividends                   2
   Gain on reacquired preferred stock                2
                                             ----------
 NET INCOME FOR COMMON STOCK                       $96
                                             ==========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT MARCH 31, 1997              $320
 Add: Net income (loss) for common stock            96
                                             ----------
                                                   416
 Deduct: Common stock dividends                     90
                                             ----------
 RETAINED EARNINGS AT MARCH 31, 1998              $326
                                             ==========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)

                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                     $418                 $418
   Transmission                                    210                  210
   Distribution                                    367                  367
   General                                         105                  105
   Construction work in progress                    19                   19
                                             -------------------------------
                                                 1,119                1,119
   Less - Accumulated depreciation                 451                  451
                                             -------------------------------
                                                   668                  668
                                             -------------------------------

 CURRENT ASSETS
   Cash                                              3                    3
   Accounts receivable                              22                   22
   Materials and supplies, at average cost          14                   14
   Fuel inventory                                   12                   12
   Under-recovered fuel costs                       12                   12
   Prepayments and other                             7                    7
                                             -------------------------------
                                                    70                   70
                                             -------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred Oklaunion costs                         18                   18
   Restructuring costs                               8                    8
   Other                                            33                   33
                                             -------------------------------
                                                    59                   59
                                             -------------------------------
                                                  $797        $0       $797
                                             ===============================

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)


                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock, $25 par value;
    authorized 7,800,000 shares;
    issued and outstanding 5,488,560 shares       $137                 $137
   Paid-in capital                                   2                    2
   Retained earnings                               119                  119
                                             -------------------------------
     Total common stock equity                     258                  258

   Preferred stock
    Not subject to mandatory redemption              2                    2
   Long-term debt                                  280                  280
                                             -------------------------------
     Total capitalization                          540                  540
                                             -------------------------------
 CURRENT LIABILITIES

   Advances from affiliates                          6                    6
   Payables to affiliates                           14                   14
   Accounts payable                                 26                   26
   Accrued taxes                                     9                    9
   Accrued interest                                  8                    8
   Other                                             4                    4
                                             -------------------------------
                                                    67                   67
                                             -------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes               146                  146
   Investment tax credits                           28                   28
   Investment tax related regulatory liabilities,
     net                                             1                   11
   Other                                             5                    5
                                             -------------------------------
                                                   190                  190
                                             -------------------------------
                                                  $797        $0       $797
                                             ===============================

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                       $389
                                             ----------

 OPERATING EXPENSES AND TAXES
   Fuel                                            112
   Purchased power                                  47
   Other Operating                                  95
   Maintenance                                      14
   Depreciation and amortization                    42
   Taxes, other than income                         24
   Income taxes                                     10
                                             ----------
                                                   344
                                             ----------
 OPERATING INCOME                                   45
                                             ----------
 OTHER INCOME AND DEDUCTIONS
    Other                                            2
                                             ----------

 INCOME BEFORE INTEREST CHARGES                     47
                                             ----------
 INTEREST CHARGES
   Interest on long-term debt                       20
   Interest on short-term debt and other             5
   Allowance for borrowed funds used during
     construction                                   (1)
                                             ----------
                                                    24
                                             ----------
 NET INCOME                                         23

    Less: preferred stock dividends                 --
    Gain on reacquisition of preferred stock         1
                                             ----------
 NET INCOME FOR COMMON STOCK                       $24
                                             ==========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)





 RETAINED EARNINGS AT MARCH 31, 1997              $121
 Add: Net income (loss) for common stock            24
                                             ----------
                                                   145
 Deduct: Common stock dividends                     26
                                             ----------
 RETAINED EARNINGS AT MARCH 31, 1998              $119
                                             ==========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)


                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------

 ASSETS

   General plant                                  $120                 $120
   Less - Accumulated depreciation                  36                   36
                                             -------------------------------
                                                    84                   84
                                             -------------------------------
 CURRENT ASSETS
   Cash and temporary investments                    1                    1
   Accounts receivable affiliated                   20                   20
   Accounts receivable non-affiliated                2                    2
                                             -------------------------------
                                                    23                   23
                                             -------------------------------
 DEFERRED CHARGES AND OTHER ASSETS                  19                   19
                                             -------------------------------
                                                  $126        $0       $126
                                             ===============================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF MARCH 31, 1998
 UNAUDITED
 (Millions)


                                                Per     Pro Forma    Pro
                                               Books    Adjustments Forma
                                             -------------------------------


 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Long-term debt                                  $30                  $30
                                             -------------------------------
     Total capitalization                           30                   30
                                             -------------------------------

 CURRENT LIABILITIES
   Accounts payable non-affiliated                   8                    8
   Advances from affiliates and other               65                   65
                                             -------------------------------
                                                    73                   73
                                             -------------------------------

 DEFERRED CREDITS                                   23                   23
                                             -------------------------------

                                                  $126        $0       $126
                                             ===============================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (Millions)


 OPERATING REVENUE                                  $0
                                             ----------

 OPERATING EXPENSES AND TAXES
   Fuel Expense                                      2
   Other Operating                                 185
   Maintenance                                       9
   Depreciation and amortization                     9
   Taxes, other than income taxes                    6
   Income taxes                                      1
                                             ----------
                                                   212
                                             ----------
 OPERATING INCOME                                 (212)
                                             ----------

 OTHER INCOME AND DEDUCTIONS                       218
                                             ----------
 INCOME BEFORE INTEREST CHARGES                      6
                                             ----------

 INTEREST CHARGES                                    6
                                             ----------
 NET INCOME FOR COMMON STOCK                        $0
                                             ==========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED MARCH 31, 1998
 UNAUDITED
 (millions)


 RETAINED EARNINGS AT MARCH 31, 1997                $0
 Add: Net income (loss) for common stock             0
                                             ----------
 RETAINED EARNINGS AT MARCH 31, 1998                $0
                                             ==========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 MARCH 31, 1998
 UNAUDITED
 (Millions)
                                                          DR         CR
                                                       ---------------------

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

          None

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

          None

 CENTRAL POWER AND LIGHT COMPANY

          None

 PUBLIC SERVICE COMPANY OF OKLAHOMA

          None

 SOUTHWESTERN ELECTRIC POWER COMPANY

          None

 WEST TEXAS UTILITIES COMPANY

          None

 CENTRAL AND SOUTH WEST SERVICES, INC.

          None

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to
 March 31, 1998, other than in the ordinary course of business.   However, on
 May 28, 1998 CSW's shareholders voted on and approved the proposed merger with American Electric Power Company, Inc.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      The notes to consolidated financial statements included in Central and South West Corporation's 1997 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                         Page
                                                       Reference

 1997 Combined Annual Report on Form 10-K        pages 2-40 through 2-75